ENDO PHARMACEUTICALS Bear Stearns Healthcare Conference September 11, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the "off-label" use of our products, and the risk factors listed from time to time in the Company’s SEC reports, including the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals –
Leader in Pain Management
Specialty pharma company with market leadership in pain
management
•
Analgesics fourth-largest prescription drug market in 2006
with $7.3 billion in reported sales
•
Opioids represented 80% of all analgesic prescriptions
Proven commercial capability
•
Specialty and PCP sales and marketing teams
•
Sales force recently expanded by ~ 95 reps
Pipeline focused on delivery and execution
•
Two NDAs approved in 2006; expect additional sNDA in 2007
Strong financial condition – no debt

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Evaluate best use of strong balance sheet and cash
position
Further diversify revenue base through product licensing
and acquisitions of other specialty focused companies
Deepen and broaden penetration into the pain market
•
Target clinically innovative and differentiated products while continuing to advance current development pipeline
Drive top-line growth by maximizing potential of key on-
market products and successfully launching FROVA in MM
indication
Continue to pursue selective development of generic
products

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Revised 2007 Guidance Upward
$1.75-$1.80 Adjusted Diluted EPS
$90-$110 million OPANA
®
ER / OPANA
®
Net Sales
$685-$710 million LIDODERM
®
Net Sales
$1.050-$1.075 billion Net Sales

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007*
Net Sales Net Income
Consistent Financial Growth
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$909.7
$1,062.0
$137.8
(millions, except per share)
Diluted EPS           $0.30             $0.53            $1.08  $1.52             $1.03 **
* Represents mid-point of company guidance       ** Includes $0.62 in one-time, non-cash items

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Sales Force Expansion
Recently added ~ 95 sales representatives to Specialty
Force II to match size of Specialty Force I
•
Both specialty forces will have approximately 160 reps
Will provide double coverage to broaden reach and
frequency among specialty physicians
•
Pain Management Specialists, Neurologists, Oncologists,
Physical Medicine and Rehabilitation
•
Ensures high frequency on highest-decile (8-10) prescribers
Brings total number of reps to 690; furthers already strong
share of voice in pain management
Provides optimal reach and frequency to promote current
product portfolio

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$178
$309
$419
$698
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007*
LIDODERM - A True Success Story
($ in millions)
*Represents mid-point of company guidance

Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA Franchise

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA Update
Scripts (currently 6k per week) on track to meet 2007
guidance
Implemented aggressive managed-care strategy to attain
Tier II parity
Introduced OPANA ER Instant Savings Card Program
Increased promotional and marketing activities
•
Redeployed Specialty Force II
•
Launched new promotional materials
•
Full schedule of peer-to-peer speaker programs
•
Major presence at APS and at upcoming medical conferences
with clinical data presentations

Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA ER TRx Launch Comparison

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
RAPINYL
TM (2)
(Breakthrough
Cancer
Pain)
Ketoprofen Patch
(2)
(Topical
- Soft Tissue
Injuries)
FROVA
®
(1)
(Menstrual Migraine)
Product

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA MM Prophylaxis:
Exciting Near-Term Opportunity
PDUFA date extended beyond 8/19/07
•
New action date 9/30/07
•
No additional information requested by FDA
Substantial clinical data package submitted, including:
•
Two statistically significant Phase III, double-blind, placebo-
controlled studies
•
Long-term open-label safety and tolerance study

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA MM Market Development
Would be first triptan with short-term (six days) prevention claim
Requires paradigm shift from acute care to short-term
prophylaxis
Pre-launch campaign underway to raise MM awareness
•
Extensive physician education program
•
Targeted on-line DTP initiatives
•
Journal ads

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Clear strategy for sustainable growth

ENDO PHARMACEUTICALS Nasdaq: ENDP